UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549	OMB APPROVAL OMB Number: 3235-0060 Expires: April 30, 2015 Estimated average burden hours per response …….5.71

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2014

BFC FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Florida	001-09071	59-2022148
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

401 East Las Olas Boulevard, Suite 800, Fort Lauderdale, Florida	33301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 954-940-4900

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information relating to the BFC Financial Corporation 2014 Stock Incentive Plan set forth under, or incorporated by reference into, Item 5.07 below is incorporated into this Item 5.02 by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2014 Annual Meeting of Shareholders (the “Annual Meeting”) of BFC Financial Corporation (the “Company”) was held on June 12, 2014. The following proposals were submitted to a vote of the Company’s shareholders at the Annual Meeting: (i) the election of ten directors, each for a term expiring at the Company’s 2015 Annual Meeting of Shareholders; and (ii) the approval of the BFC Financial Corporation 2014 Stock Incentive Plan (the “Plan”). As described in the Company’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on April 30, 2014 (the “Proxy Statement”), pursuant to the Company’s Amended and Restated Articles of Incorporation, holders of the Company’s Class A Common Stock and Class B Common Stock were entitled to one vote per share and 36.78 votes per share, respectively, on each matter presented at the Annual Meeting. With respect to the election of directors, the affirmative vote of a plurality of the votes cast at the Annual Meeting by the holders of the Company’s Class A Common Stock and Class B Common Stock as one class was required for a director nominee to be elected. With respect to the Plan, the affirmative vote of a majority of the votes cast on the proposal by the holders of the Company’s Class A Common Stock and Class B Common Stock as one class and, in addition, the affirmative vote of the holders of a majority of the shares of the Company’s Class B Common Stock entitled to vote on the proposal, was required for approval. As described in the Proxy Statement, a vote in favor of the Plan by a holder of the Company’s Class B Common Stock was deemed to constitute a vote in favor of the Plan and a vote in favor of the approval required by the Company’s Amended and Restated Articles of Incorporation of the issuance of the shares of the Company’s Class B Common Stock pursuant to options and restricted stock awards granted under the Plan. At the Annual Meeting, the Company’s shareholders approved the election of each of the ten director nominees. In addition, the Plan and the issuance of the shares of the Company’s Class B Common Stock pursuant to options and restricted stock awards granted under the Plan were approved by the Company’s shareholders. A summary of the voting results, as certified by the Inspector of Election for the Annual Meeting, Georgeson Inc., is set forth below.

Proposal 1: Election of Directors

Director Nominee	Votes For	Votes Withheld	Broker Non- Votes
Alan B. Levan	250,319,220	2,343,640	0
John E. Abdo	250,330,039	2,332,821	0
Darwin Dornbush	250,343,062	2,319,798	0
Oscar Holzmann	250,343,514	2,319,346	0
Jarett S. Levan	250,267,966	2,394,894	0
Alan J. Levy	250,344,508	2,318,352	0
Joel Levy	250,344,068	2,318,792	0
William Nicholson	250,347,091	2,315,769	0
Neil Sterling	250,343,672	2,319,188	0
Seth M. Wise	250,296,781	2,366,079	0

Proposal 2: Approval of the Company’s 2014 Stock Incentive Plan

Voting Results for Holders of the Company’s Class A Common Stock and Class B Common Stock

Votes For	Votes Against	Abstentions	Broker Non-Votes
248,422,654	4,078,794	161,413	0

Voting Results for Holders of the Company’s Class B Common Stock

Votes For	Votes Against	Abstentions	Broker Non-Votes
228,647,455	616,325	89,044	0

A description of the material terms and conditions of the Plan is set forth on pages 26 through 32 of the Proxy Statement, is filed as Exhibit 99.1 hereto and is incorporated herein by reference. In addition, the full text of the Plan is attached as Appendix A to the Proxy Statement, is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

10.1	BFC Financial Corporation 2014 Stock Incentive Plan (incorporated by reference to Appendix A of the Company’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on April 30, 2014)

99.1	Description of BFC Financial Corporation 2014 Stock Incentive Plan (incorporated by reference to pages 26-32 of the Company’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on April 30, 2014)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BFC FINANCIAL CORPORATION

Date: June 13, 2014	By:	/s/ John K. Grelle
John K. Grelle,
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
10.1	BFC Financial Corporation 2014 Stock Incentive Plan (incorporated by reference to Appendix A of the Company’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on April 30, 2014)

99.1	Description of BFC Financial Corporation 2014 Stock Incentive Plan (incorporated by reference to pages 26-32 of the Company’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on April 30, 2014)